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                                                                                                                     Exhibit 5a(vii)
[CUNA MUTUAL LIFE
INSURANCE COMPANY (R) LOGO]                           FLEXIBLE PREMIUM DEFERRED                                  Office Use Only: 02
A Mutual Insurance Company                          VARIABLE ANNUITY APPLICATION
2000 Heritage Way - Waverly, Iowa 50677

                                                    ____________________________       _____________________________________________
                                                            CONTRACT NO.               CREDIT UNION NO. [ ] Check If Not Applicable


                                                              REQUIRED
1.  ANNUITANT / OWNER Must be no older than age 85 on contract issue date. If annuitant is under age 18 (age 19 in NE & AL, 21 in MS) an owner must be
    named in Section 3a or 3b.                                                    Gender:       [ ] Male [ ] Female

Name ___________________________________________________________________________  U.S. Citizen: [ ] Yes  [ ] No
           First                    Middle                     Last
Address ________________________________________________________________________  SSN __ __ __-__ __ __-__ __ __

Address ________________________________________________________________________  Date of Birth __ __  __ __  __ __ __ __
                                                                                                Month   Day      Year
City ________________________________________ State ___________   ZIP __________  Day Phone______________________________
                                                                                               including area code

                                                              OPTIONAL
2.  CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one. N/A with Spouse
    Benefits in Sections 9 and 10. Must be no older than age 85 on the contract   Relationship to
    issue date and for b. & c. must be at least age 18 (19 in NE & AL, 21 in      Annuitant      ________________________
    MS).
    [ ] A. CO-ANNUITANT  Must be spouse of annuitant.
    [ ] B. CO-OWNER                                                               Gender:       [ ] Male [ ] Female
    [ ] C. CO-ANNUITANT & CO-OWNER  Must be spouse of annuitant.                  U.S. Citizen: [ ] Yes  [ ] No

Name ___________________________________________________________________________  SSN __ __ __-__ __ __-__ __ __
           First                    Middle                     Last
Address ________________________________________________________________________  Date of Birth __ __  __ __  __ __ __ __
                                                                                                Month   Day      Year
Address ________________________________________________________________________

City ________________________________________ State ___________   ZIP __________  Day Phone______________________________
                                                                                               including area code

                                                    OPTIONAL - COMPLETE ONLY ONE
3A. OWNER-INDIVIDUAL  NONQUALIFIED ONLY  If other than annuitant/owner.           Relationship to
    Must be at least age 18 (19 in NE & AL, 21 in MS) and no older than age 85    Annuitant      ________________________
    on the contract issue date.

Name ___________________________________________________________________________  Gender:       [ ] Male [ ] Female
           First                    Middle                     Last               U.S. Citizen: [ ] Yes  [ ] No
Address ________________________________________________________________________  SSN __ __ __-__ __ __-__ __ __

Address ________________________________________________________________________  Date of Birth __ __  __ __  __ __ __ __
                                                                                                Month   Day      Year
City ________________________________________ State ___________   ZIP __________  Day Phone______________________________
                                                                                               including area code

3B. OWNER-TRUST  NONQUALIFIED ONLY  Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust __________________________________________________________________  Gender:       [ ] Male [ ] Female
                                                                                  U.S. Citizen: [ ] Yes  [ ] No
ATTN ___________________________________________________________________________  SSN __ __ __-__ __ __-__ __ __
                                                                                  OR
Address ________________________________________________________________________  EIN __ __-__ __ __ __ __ __ __

City ________________________________________ State ___________   ZIP __________  Date of Trust __ __  __ __  __ __ __ __
                                                                                                Month   Day      Year
Trustee Name(s) ________________________________________________________________

3C. OWNER-CREDIT UNION  457(b) AND 457(f) PLANS ONLY

Name of Credit Union ___________________________________________________________  EIN __ __-__ __ __ __ __ __ __

ATTN: __________________________________________________________________________  _________________________________________________
                                                                                  Title of authorized officer signing in section 18.
Address ________________________________________________________________________

City ________________________________________ State ___________   ZIP __________


                                                              REQUIRED
4. REPLACEMENT
Do you have any existing life insurance or annuities with our company or any other company?       [ ] Yes    [ ] No
Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other
company?     [ ] Yes   [ ] No    If Yes: What Company? ___________________________________________________________________________
                                         What Contract Number?____________________________________________________________________
VAAPP - 2006                                                                                                                  0906
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                                                                                                                 Office Use Only: 02
                                                              REQUIRED

5. PLAN TYPE/TAX QUALIFICATION STATUS  Check only one plan type.

[ ] Nonqualified
(Min. Total First Year: $5,000)     $_______________  Is this a 1035 Exchange?   [ ] Yes    [ ] No

[ ] Traditional IRA      ROLLOVER        TRANSFER        CURRENT YR       PRIOR YR                CONVERSION AMOUNT
[ ] Roth IRA              AMOUNT          AMOUNT        CONTRIBUTION    CONTRIBUTION          AMOUNT FROM TRADITIONAL IRA
[ ] SEP IRA                                                                                   BEING CONVERTED TO ROTH IRA
(Min. Total First
Year: $2,000)          $__________     $__________      $__________     $__________            $__________

[ ] Beneficiary IRA    ROLLOVER          TRANSFER
    (Also complete     AMOUNT             AMOUNT                                                 TOTAL INITIAL PURCHASE PAYMENT
forms CLS-520, CLS-521                                                                             $_______________
&
CLS-381)                                                                               Total of dollar amounts in Section 5.
                       $__________      $__________
(Min. Total First
Year: $2,000)

[ ] 403(b) TSA         CONTRIBUTION      TRANSFER
                         AMOUNT           AMOUNT
(Min. Total First
Year: $2,000)          $__________      $__________

Credit Unions only:    CONTRIBUTION     TRANSFER
[ ] 457(b)                AMOUNT          AMOUNT                                     THE INITIAL PURCHASE PAYMENT APPLIED WILL BE
[ ] 457(f)                                                                          EQUAL TO THE  ACTUAL AMOUNT RECEIVED BY CUNA
                                                                                            MUTUAL LIFE INSURANCE COMPANY.
(Min. Total First
Year: $2,000)          $__________      $__________                                 MAKE CHECK PAYABLE TO CUNA MUTUAL LIFE
                                                                                           INSURANCE COMPANY.
                                                              OPTIONAL

6.  FUTURE PURCHASE PAYMENTS  Check only one billing type.
$__________ (Min. $25 per billing for Automatic & List BIll, $100 for Direct Bill)

AUTOMATIC (ACH) Complete Section 7 - Future Payments.

LIST BILL - [ ] Weekly [ ] Bi-weekly [ ]  Monthly [ ] Quarterly  [ ] Semiannually  [ ] Annually

For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) (TSA) plans, also complete
Salary Reduction Agreement form 687A.
DIRECT BILL - [ ] Quarterly  [ ] Semiannually  [ ]Annually

                                                              OPTIONAL

7.  AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ] INITIAL PAYMENT: I hereby authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of $__________.

[ ] FUTURE PAYMENTS: I authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.

    Frequency:  [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually

    Indicate the amount:  $__________ Indicate the ___________ (month) and _____ (day: 1-28 only) this should begin.
                         (Deductions will occur on the first of the month unless another date is selected.)
    I understand I will receive quarterly statements for my variable annuity.

    Financial Institution __________________________________ Routing Number ____________________________
    Address_________________________________________________ Account Number ____________________________
    City ______________________________ State ______________
                                                             [ ] Share Draft/Checking (Attach blank voided check.)
    Phone Number ___________________________________________ [ ] Share Account/Savings (Only available for accounts accepting electronic transactions.)

    Signature of Account Owner, if other than the Annuitant or Owner_______________________________________________________

                                                              OPTIONAL

8. TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:
    [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:
    [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization
VAAPP-2006
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                                                             OPTIONAL

9.   SPOUSAL CONTINUATION Available at no additional charge. Not available if Beneficiary IRA plan type is chosen in Section 5.

     I understand this benefit will be added automatically if:

          a.   There is a sole annuitant/owner (no one is named in Sections 2 and 3); and

          b.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 17.
               (A contingent beneficiary(ies) may be named in Section 18)

     [ ]  I do NOT want Spousal Continuation

                                                             OPTIONAL


10.  OPTIONAL DEATH BENEFIT(S)   Available at an additional charge - see prospectus. Available only if the annuitant is age 75 or less on the contract issue date.

     APPLIES TO DEATH OF ANNUITANT:

     [ ]  Maximum Anniversary Death Benefit

     [ ] 3% Annual Guarantee Death Benefit

     [ ] Earnings Enhanced Death Benefit   Available only if Maximum Anniversary and/or 3% Annual Guarantee are selected. Not available if Spouse Beneficiary Death Benefit, below, is selected.

     APPLIES TO DEATH OF SPOUSE BENEFICIARY:   Not available if Qualified plan type is chosen in Section 5.

     [ ] Spouse Beneficiary Death Benefit            Spouse Date of Birth _ _    _ _   _ _ _ _         [ ] Male [ ] Female
                                                                          Month  Day    Year

     Available only if:

          a.   The Plan Type/Tax Qualification Status is marked Nonqualified in Section 5;

          b.   The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;

          c.   There is a sole annuitant/owner (no one is named in Sections 2 and 3);

          d.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 17;
               (A contingent beneficiary(ies) may be named in Section 18)

          e.   The Earnings Enhanced Death Benefit is not applied for; and

          f.   The annuitant/owner's spouse signs in Section 20.

                                                             OPTIONAL


11.  OPTIONAL LIVING BENEFIT    Available at an additional charge -- see prospectus. Not available if Beneficiary IRA or 403(b) TSA plan type in Section 5 is chosen. Check only one.

     [ ] Guaranteed Minimum Accumulation Benefit          [ ] Guaranteed Minimum Withdrawal Benefit
                                                              (If co-annuitant or co-annuitant/co-owner is desired, the oldest spouse must be named annuitant/owner in Seciton 1 and the youngest spouse must be named in Section 2. The annuitant/owner must be at least age 45 on the contract issue date.)

                                         USE SECTION 14C FOR PURCHASE PAYMENT ALLOCATIONS, DO NOT USE 14A OR 14B.


                                                             OPTIONAL

12. SPECIAL INSTRUCTIONS

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


                                                       HOME OFFICE USE ONLY

13.  HOME OFFICE USE ONLY
VAAPP-2006
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                                                                                                                Office Use Only: 02

                                                REQUIRED - COMPLETE 14A, 14B, OR 14C

                                         SECTION 14 - COMPLETE 14A, 14B, OR 14C -- ONLY ONE

14A. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Preservation Plus Program in Section 16 not available.

CONSERVATIVE:   [ ] 7 - 14 Years             MODERATE:   [ ] 7 - 14 Years                AGGRESSIVE:   [ ] 7 - 14 Years
                [ ] 15+ Years                            [ ] 15+ Years                                 [ ] 15+ Years

                           Model Allocation selections automatically include Annual Portfolio Rebalancing.

14B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION

                                    INVESTMENT OPTIONS                                           DCA FIXED PERIOD(S) TRANSFERS**
------------------------------------------------------------------------------------------   ---------------------------------------
  (Whole %; minimum 1% per subaccount or fixed period; minimum: $1,000 per fixed period)       (Whole %; minimum 1% per subaccount)

                                                                                               6       1
                                                                                             Month    Year
                                                                                             -----   -----
_____% Mid Cap Value                                                                         _____   _____% Mid Cap Value
_____% Large Cap Growth                                                                      _____   _____% Large Cap Growth
_____% Large Cap Value           _____% DCA 6 Month*                                         _____   _____% Large Cap Value
_____% Diversified Income        _____% DCA 1 Year*                                          _____   _____% Diversified Income
_____% Bond                      * COMPLETE THE DCA FIXED PERIOD TRANSFERS SECTION TO THE    _____   _____% Bond
_____% Money Market               RIGHT. IF NOT COMPLETED, TRANSFERS WILL BE AUTOMATICALLY   _____   _____% Money Market
_____% International Stock        DISTRIBUTED TO THE MONEY MARKET SUBACCOUNT.                _____   _____% International Stock
_____% Mid Cap Growth            _____% 1 Year                                               _____   _____% Mid Cap Growth
_____% High Income               _____% 3 year                                               _____   _____% High Income
_____% Global Securities         _____% 5 Year                                               _____   _____% Global Securities
_____% Conservative Allocation   _____% 7 Year                                               _____   _____% Conservative Allocation
_____% Moderate Allocation       _____% 10 Year                                              _____   _____% Moderate Allocation
_____% Aggressive Allocation                                                                 _____   _____% Aggressive Allocation
_____% Small Cap Growth                                                                      _____   _____% Small Cap Growth
_____% Small Cap Value                                                                       _____   _____% Small Cap Value

              ======================= Must total 100% =======================                   ======== Must total 100% ========

14C. LIVING BENEFIT - PURCHASE PAYMENT ALLOCATION Check only one if a Living Benefit Option was      DCA FIXED PERIOD(S) TRANSFERS**
     selected in Section 11. Preservation Plus Program in Section 16 not available. Model               Check only one of the six
     Allocation selections automatically include Annual Portfolio Rebalancing.
                                                                                                     SUBACCOUNTS
SUBACCOUNTS                       MODEL ALLOCATIONS                 DCA FIXED PERIODS
                                                                                                     [ ] Conservative Allocation
[ ] Conservative Allocation       [ ] 7-14 Yrs Conservative         [ ] DCA 6 Month*                 [ ] Moderate Allocation
[ ] Moderate Allocation           [ ] 15+ Yrs Conservative          [ ] DCA 1 Year*                  [ ] Diversified Income
[ ] Diversified Income            [ ] 7-14 Yrs Moderate
                                                           * Complete the DCA Transfers section to   MODEL ALLOCATIONS
                                                             the right. Any future purchase
                                                             payments will be automatically          [ ] 7-14 Yrs Conservative
                                                             allocated according to the DCA          [ ] 15+ Yrs Conservative
                                                             Transfer Program selected to the        [ ] 7-14 Yrs Moderate
                                                             right, unless otherwise specified.

**   Monthly transfers will begin 1 month after allocation to the DCA fixed period(s). If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Transfers of equal monthly amounts will deplete the DCA fixed amount(s). The transfers will occur automatically for the duration of the fixed period(s) according to the transfer selection above.

                                        OPTIONAL - WITH 14B

15.  PORTFOLIO REBALANCE PROGRAM    Not applicable if purchase payments are allocated to a fixed period.

        FREQUENCY                VARIABLE ACCOUNT ALLOCATED                               REBALANCE ALLOCATION
------------------------   --------------------------------------   ---------------------------------------------------------------
Check one:                 Check one:
                           [ ] a. Transfer the value in my
   [ ] Quarterly                  subaccounts in proportion to my
                                  purchase payment allocation       _____% Mid Cap Value
   [ ] Semiannually               schedule as indicated in          _____% Large Cap Growth           _____% High Income
                                  Section 14b.                      _____% Large Cap Value            _____% Global Securities
   [ ] Annually                                                     _____% Diversified Income         _____% Conservative Allocation
                           [ ] b. Transfer the value in my          _____% Bond                       _____% Moderate Allocation
If the frequency is not           subaccounts as indicated to the   _____% Money Market               _____% Aggressive Allocation
selected, transfers will          right.                            _____% International Stock        _____% Small Cap Growth
occur quarterly.                            ==================>     _____% Mid Cap Growth             _____% Small Cap Value

                           If neither is selected, a. will apply.               ====== Whole %; must total 100% =========

                                        OPTIONAL - WITH 14B

16.  PRESERVATION PLUS PROGRAM    Not available if a Model Allocation, Living Benefit, or a Fixed Period investment option is selected.

I will participate in the Preservation Plus Program. I hereby authorize CUNA Mutual Life Insurance Company to allocate a portion of the initial purchase payment to the following fixed period: (Check one)

                                   [ ] 1 Year   [ ] 3 Year   [ ] 5 Year   [ ] 7 Year   [ ] 10 Year

This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the fixed period indicated. The difference between the initial purchase payment and the portion allocated to the fixed period will be allocated as indicated in Section 14b.
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                                                              REQUIRED

17.  PRIMARY BENEFICIARY      Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                             Relationship to
Name _____________________________________________________________________________________   Annuitant _____________________________
                 First                       Middle                    Last

Address ______________________________________________________________ City ____________________ State __________ ZIP ______________

                                                                                             Relationship to
Name _____________________________________________________________________________________   Annuitant _____________________________
                 First                       Middle                    Last

Address ______________________________________________________________ City ____________________ State __________ ZIP ______________

                                                                                             Relationship to
Name _____________________________________________________________________________________   Annuitant _____________________________
                 First                       Middle                    Last

Address ______________________________________________________________ City ____________________ State __________ ZIP ______________

Name of Trust ____________________________________________________________________________   Date of Trust _________________________

Trustee Name(s) ____________________________________________________________________________________________________________________

To list more beneficiaries, use Section 12 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant.
The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation
With Restricted Payout Options form. Specific limitations are described in the form.

                                                              OPTIONAL

18.  CONTINGENT BENEFICIARY      Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                             Relationship to
Name _____________________________________________________________________________________   Annuitant _____________________________
                 First                       Middle                    Last

Address ______________________________________________________________ City ____________________ State __________ ZIP ______________

                                                                                             Relationship to
Name _____________________________________________________________________________________   Annuitant _____________________________
                 First                       Middle                    Last

Address ______________________________________________________________ City ____________________ State __________ ZIP ______________

                                                                                             Relationship to
Name _____________________________________________________________________________________   Annuitant _____________________________
                 First                       Middle                    Last

Address ______________________________________________________________ City ____________________ State __________ ZIP ______________

Name of Trust ____________________________________________________________________________   Date of Trust _________________________

Trustee Name(s) ____________________________________________________________________________________________________________________

To list more beneficiaries, use Section 12 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

                                                              OPTIONAL

19.  PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]  I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke
     it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Life Insurance Company. My e-mail address is:

     Owner's e-mail address: _______________________________________________________________________________________________________

     Co-owner's (if any) e-mail address
     if different than the owner: __________________________________________________________________________________________________
                                                        THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.
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                                                                                                                 Office Use Only: 02

                                                              REQUIRED

20.  AGREEMENT

  -  I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

  -  I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the
     Company's rights or requirements.

  -  If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

  -  ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE
     INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN PRISON, DEPENDING
     ON STATE LAW.

  -  I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

  -  I UNDERSTAND THAT AMOUNTS WITHDRAWN FROM THE FIXED ACCOUNT OPTION MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON A MARKET VALUE
     FORMULA.

  -  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

[ ]  I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.               Signed at ________________________________   ___________________
                                                                                            City                        State


     -------------------------------------   --------------------   ------------------------------------------   -------------------
          Signature of Annuitant/Owner               Date              Signature of Annuitant/Owner's Spouse             Date
          (Person Named in Section 1)                                  (If Spouse Beneficiary Death Benefit
                                                                              selected in Section 10)


     -------------------------------------   --------------------   ------------------------------------------   -------------------
      Signature of Co-Annuitant, Co-Owner,           Date                       Signature of Owner                       Date
           or Co-Annuitant & Co-Owner                               (Person or Trustee(s) named in Section 3a
          (Person Named in Section 2)                               or 3b - Authorized Officer whose title is
                                                                                  in Section 3c)

                                                              REQUIRED

21.  AGENT SECTION To the best of your knowledge:

     1)   Does the applicant have any existing life insurance or annuities with our company or any other
          company?                                                                                           [ ] Yes   [ ] No

     2)   Will this contract replace, discontinue or change any existing life insurance or annuities?        [ ] Yes   [ ] No

          If yes, I hereby confirm:

          (a)  That consideration has been given to product features, fees and charges.

          (b)  That this replacement meets the Company's standards for replacement sales.

          (c)  All required documents have been completed in compliance with applicable state regulations.

          (d)  That the following sales material was used: _________________________________________________________________________

               _____________________________________________________________________________________________________________________

Compensation Option:   [ ] 1   [ ] 2   [ ] 3   [ ] 4   If an Option is not selected, Option 1 will apply.


--------------------------   -------------------------------------------------------------------   -------------------   -----------
           Date                          Signature of Agent/Registered Representative                     Rep ID         CBSI Rep ID

If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if any), and any additional forms to:

                                                    CUNA BROKERAGE SERVICES, INC.
                                                    2000 HERITAGE WAY
                                                    WAVERLY, IA 50677

For other Broker/Dealers, follow their process and use their forms for suitability submission.
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